UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 17, 2025

BLUE OWL TECHNOLOGY FINANCE CORP.

(Exact name of Registrant as Specified in Its Charter)

Maryland	000-55977	83-1273258
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

399 Park Avenue New York, NY	10022
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (212) 419-3000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	OTF	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement

On December 17, 2025 (the “Amendment Date”), ORTF Funding I LLC (“ORTF Funding I”), a subsidiary of Blue Owl Technology Finance Corp. (the “Company”), entered into Amendment No. 3 (the “Amendment No. 3” and the facility as amended, the “Secured Credit Facility”), which amended (a) that certain Credit Agreement, dated as of November 16, 2021, as amended by Amendment No. 1 to the Credit Agreement, dated June 23, 2023, and Amendment No. 2, dated October 30, 2024, by and among ORTF Funding I, as borrower, the lenders from time to time parties thereto, Goldman Sachs Bank USA as Sole Lead Arranger, Syndication Agent and Administrative Agent and State Street Bank and Trust Company as Collateral Administrator, Collateral Agent and Collateral Custodian and (b) that certain Margining Agreement, dated as of November 16, 2021, as amended by Amendment No. 2, dated October 30, 2024 between ORTF Funding I, as borrower, and Goldman Sachs Bank USA, as administrative agent and calculation agent. Among other changes, Amendment No. 3 (i) extended the Reinvestment Period through November 16, 2028 and the Scheduled Maturity Date to November 16, 2030 and (ii) reduced the Spread from 2.400% to 2.00%.

Item 2.03.	Creation of a Direct Financial Obligation

The information set forth under Item 1.01 above is incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

10.1	Amendment No. 3 to the Credit Agreement, dated as of December 17, 2025, among ORTF Funding I, LLC, as Borrower, the Lenders referred to therein, Goldman Sachs Bank USA as Sole Lead Arranger, Syndication Agent and Administrative Agent, and State Street Bank and Trust Company as Collateral Administrator, Collateral Agent and Collateral Custodian.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Blue Owl Technology Finance Corp.

December 22, 2025	By:	/s/ Jonathan Lamm
	Name:	Jonathan Lamm
	Title:	Chief Operating Officer and Chief Financial Officer